Employee Benefit Plan, Tax Status	12 Months Ended
Dec. 31, 2025
EBP
EBP, Tax Status [Line Items]
EBP, Tax Status	TAX STATUS:
The Plan (formerly known as the H. J. Heinz Company Employees Retirement and Savings Plan) obtained its latest determination letter dated September 29, 2013, in which the U.S. Internal Revenue Service (“IRS”) indicated that the Plan is designed in accordance with applicable sections of the Code. The Plan has been amended and restated since receiving the most recent determination letter. The Plan’s administrator believes that the Plan continues to be a “qualified” plan under Section 401(a) of the Code and that the Plan contains a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code. Therefore, no provision for income tax has been included in the Plan’s financial statements.
U.S. GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. EBAB has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and December 31, 2024, there are no uncertain tax positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions. There are currently no audits for any tax periods in progress. EBAB believes it is no longer subject to income tax examinations for years prior to 2022.